UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

ENERTOPIA CORP.

Name of the Registrant as Specified In Its Charter

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[  ] Fee paid previously with preliminary materials

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENERTOPIA CORP.

#18 1873 SPALL RD., KELOWNA, BRITISH

COLUMBIA, CANADA, V1Y 4R2

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 22, 2023

Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 501, 3292 Production Way, Burnaby, BC, Canada, V6C 3P1, at 10:00 a.m., local time, on March 22, 2023 for the following purposes:

1. to elect Robert McAllister, Kevin Brown and John Nelson as directors to serve our company for the ensuing year and until their successors are elected;

2. to ratify Davidson & Company LLP our independent registered public accounting firm for the fiscal year ending August 31, 2023 and to allow directors to set the remuneration;

3. to approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 200,000,000 shares of common stock, par value $0.001 to 500,000,000 shares of common stock, par value of $0.001 per share (the "Amendment");

4. to conduct an advisory vote on the compensation of our company's Named Executive Officers (the "Say-on-Pay Proposal");

5. to approve the adoption of the Company's 2023 stock option plan; and

6. to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on February 15, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per:	/s/Robert McAllister
Robert McAllister
Chairman of the Board
Date:	February 16, 2023

ENERTOPIA CORP.

#18 1873 SPALL RD., KELOWNA, BRITISH

COLUMBIA, CANADA, V1Y 4R2

Telephone:  1-888-ENRT201

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 22, 2023

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Enertopia Corp. ("we", "us" or "our") is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 501, 3292 Production Way, Burnaby, BC, Canada , at 10:00 a.m., local time, on March 22, 2023 or at any adjournment of the annual meeting (the "Meeting"). These materials were first sent or given to our stockholders on or about February 23, 2023.

What is included in these materials?

These materials include:

  the notice of annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended August 31, 2022, as filed with the Securities and Exchange Commission on November 29, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON MARCH 22, 2023

The above materials are also available at www.enertopia.com.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the Meeting?

Our stockholders will vote:

1. to elect Robert McAllister, Kevin Brown and John Nelson as directors to serve our company for the ensuing year and until their successors are elected;

2. to ratify Davidson & Company LLP our independent registered public accounting firm for the fiscal year ending August 31, 2023 and to allow directors to set the remuneration;

3. to approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 200,000,000 shares of common stock, par value $0.001 to 500,000,000 shares of common stock, par value of $0.001 per share (the "Amendment");

4. to conduct an advisory vote on the compensation of our company's Named Executive Officers (the "Say-on-Pay Proposal");

5. to approve the Company's 2023 stock option plan; and

6. to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

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What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on February 15, 2023 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a stockholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 155,116,088 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 155,116,088 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy.  A stockholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting.  In the alternative, a stockholder may appoint a person to represent such stockholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the stockholder, and returning it to our transfer agent, at the address set out on the proxy.  All stockholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting. The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted: (1) FOR the election of the nominees for our Board of Directors; (2) to approve, ratify, and appoint Davidson & Company LLP as our company's auditors for the 2023 fiscal year and to allow directors to set the remuneration; (3) FOR the increase in the authorized share capital of our company; (4) to approve the compensation to be paid to the company's named executive officers; (5) to approve Company's 2023 stock option plan, and (6) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof, as set forth in this proxy statement.  If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting.  If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company.  Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

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Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting.  The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our annual meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity.  Beneficial stockholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our annual meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners - those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Quorum

A quorum of stockholders is necessary to take action at our annual meeting.  The holders of a majority of the shares entitled to vote as at the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at our annual meeting.  However, if a quorum is not present, then the holders of a majority of the shares of common stock of our company who are present at the Meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

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YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING.  IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

What is the difference between a stockholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in "street name," you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to our company, at the address on the Notice of Meeting, Attention: President, a written notice of revocation prior to the Meeting being held at Suite 501, 3292 Production Way, Burnaby, B.C.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 1-888-ENRT201 if you want to obtain directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the Meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

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Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum.  A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal.  A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001.  As of the Record Date a total of 155,116,088 shares of common stock were issued and outstanding.  Each share of common stock carries the right to one vote at the Meeting.

Only registered stockholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of our company other than set forth in the section "Security Ownership of Certain Beneficial Owners and Management" below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Robert McAllister Kelowna, British Columbia, Canada	7,755,000(2)	4.99%
Allan Spissinger Langley, British Columbia, Canada	1,000,000(3)	0.64%
Kevin Brown Kelowna, British Columbia, Canada	1,050,000(4)	0.67%
John Nelson Calgary, Alberta, Canada	750,000(5)	0.48%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date. As of the Record Date, there were 155,116,088 shares of our company's common stock issued and outstanding.

(2)	Includes:
	1.	500,000 Options which are exercisable at $0.05 into common shares;
	2.	250,000 Options which are exercisable at $0.07 into common shares; and
	3.	7,005,000 common shares.

(3)	Includes:
	1.	1,000,000 Options which are exercisable at $0.06 into common shares;

(4)	Includes:
	1.	500,000 Options which are exercisable at $0.06 into common shares;
	2.	250,000 Options which are exercisable at $0.06 into common shares; and
	3.	300,000 common shares.

(5)	Includes:
	1.	250,000 Options which are exercisable at $0.07 into common shares; and
	2.	250,000 common shares.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the Meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

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Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company's management proposes to nominate the persons named in the table below for election by the stockholders as directors of the company.  Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at the Record Date, our directors, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President, Chief Executive Officer, and Director	62	November 2007 April 14, 2008
Kevin Brown	Director	60	August 18, 2022
John Nelson	Director	64	August 18, 2022

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

 Robert McAllister, President, Director

Mr. McAllister was appointed as president in November 2007 and director in April 2008.

Mr. McAllister has devoted approximately 90% of his professional time to the business and intends to continue to devote this amount of time in the future, or more as required.

Mr. McAllister has been a corporate consultant since 2004. He has also provided and written business and investment articles from 1996 to 2006 in various North American publications. Mr. McAllister is a resource investment entrepreneur with over 20 years of experience in resource sector evaluations and commodity cycle analysis.

Kevin Brown, Director

Mr. Brown brings over 18 years of diversified financial and business management experience in private companies, covering the high-tech, mining, and the health and wellness industries. With an investment and business background, Kevin leads his organization: Character Counts Coaching and Consulting. He works with business owners and executives in creating unity and strategy and overcoming the roadblocks towards achieving short and long term goals. Currently Kevin is an asset to many organizations,  being directly involved in mediation, negotiations, and consulting leaders and their teams in developing strategy and execution.  Mr. Brown was a director and audit committee member of CSE listed Enertopia from October, 2015 to December, 2019. And over the past 3yrs has focused his work time as consulting for small businesses. Mr. Brown's time commitment is 10% as a director of Enertopia.

John Nelson, Director

Mr. Nelson has over 38 years of resource industry experience in geology and geophysics. He served as an exploration geologist and project manager in numerous worldwide frontier areas for Mobil Oil Corp. including the Central and East African rift basins, before moving to Canada in 1993, where starting out as a consulting geologist. Prior to entering the public sector, Mr. Nelson founded three private companies providing various geophysical services and technology applications to Canadian based oil and mining companies. Mr. Nelson currently performs advisory and various resource asset acquisition services thru his consulting company Tracker Resource Management Ltd. That company has evaluated numerous lithium assets in the U.S., Argentina, Africa and Canada. He holds B.Sc. and M.Sc. Degree's in geology from Michigan State University and is a member of AAPG former APEGGA member.  Mr. Nelson was a board member and on the audit committee for each of the following listed companies Winslow Resources 2001 -2007;  Ceres Capital 2006-2008;  Resource Hunter Capital 200-2007; Dualex Energy Int'l 2007-2011; Lion Energy 2009-2011; Liuyang Fireworks 2009-2015; Diaz Resources 2013;  Tuscany Energy Ltd 2013-2016;  Africa Hydrocarbons 2012-2016. Mr. Nelson's time commitment is 10% as a director of Enertopia.

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Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President, Chief Executive Officer, Chief Financial Officer and Director*	62	November 2007 April 14, 2008
Allan Spissinger	Chief Financial Officer	53	August 16, 2022

*Note Robert McAllister resigned from interim Chief Financial Officer on August 16, 2022

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he was employed.

Robert McAllister, President

Mr. McAllister was appointed as president in November 2007 and director in April 2008.

Mr. McAllister has devoted approximately 90% of his professional time to the business and intends to continue to devote this amount of time in the future, or more as required.

Mr. McAllister has been a corporate consultant since 2004. He has also provided and written business and investment articles from 1996 to 2006 in various North American publications. Mr. McAllister is a resource investment entrepreneur with over 20 years of experience in resource sector evaluations and commodity cycle analysis.

Allan Spissinger, Chief Financial Officer

Mr. Spissinger was appointed as Chief Financial Officer in August 2022.

Mr. Spissinger worked within the Informational Technologies (IT) sector for over a decade; specializing in corporate IT infrastructure and software development projects. Mr. Spissinger joined the audit and assurance department at PricewaterhouseCoopers (PwC) where he obtained his Chartered Professional Accountant (CPA) designation focusing on financial reporting and Sarbanes-Oxley (SOX) compliance in the following sectors: resources, manufacturing and technologies. Mr. Spissinger's positive mentorship, excellent communication and extensive leadership skills have enabled him to successfully manage a variety of private and public businesses for over 20 years.

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Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past five years:

1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity;

5. Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

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ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2022, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-KSB filed on November 29, 2007. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Board and Committee Meetings

Our board of directors held no formal meetings during the year ended August 31, 2022. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Nomination Process

As of August 31, 2022, we did not affect any material changes to the procedures by which our shareholders may recommend nominees to our board of directors. Our board of directors does not have a policy with regards to the consideration of any director candidates recommended by our shareholders. Our board of directors has determined that it is in the best position to evaluate our Company's requirements as well as the qualifications of each candidate when the board considers a nominee for a position on our board of directors. If shareholders wish to recommend candidates directly to our board, they may do so by sending communications to the president of our Company at the address on the cover of this annual report.

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Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of three members of our entire board of directors, Robert McAllister, Kevin Brown and John Nelson. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

Our board of directors has determined that it does not have a member of its board of directors that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Executive Compensation

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended August 31, 2022 and 2021; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended August 31, 2022 and 2021 who we will collectively refer to as the named executive officers of our Company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (#)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert McAllister(1) President and Director	2022 2021	$38,000 Nil	Nil Nil	Nil Nil	250,000 500,000	Nil Nil	Nil Nil	Nil Nil	$38,000 Nil
Allan Spissinger,(2) CFO	2022	$796	Nil	Nil	1,000,000	Nil	Nil	Nil	$796

(1) On November 30, 2007, Mr. McAllister was appointed as our President and on April 14, 2008 he was appointed as a director.  On July 31, 2017, Mr. McAllister was appointed interim CFO. Mr. McAllister voluntarily suspended and terminated accrual of these consulting fees commencing on December 1, 2019 and continuing until such time as the Company's financial condition permits a resumption of such cost. On May 1, 2022, the Company entered into a consulting agreement with President of the Company for $9,500 per month plus goods and services tax ("GST") on a continuing basis. On August 16th Mr. McAllister resigned from the interim CFO position.

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(2) On August 16, 2022, Mr. Spissinger was appointed as our CFO.

Employment/Consulting Agreements

July 1, 2017, a consulting contract was entered into with remuneration set at $3,500 per month plus GST. We may terminate this agreement without prior notice based on a number of conditions. Mr. McAllister may terminate the agreement at any time by giving 30 days written notice of his intention to do so. Mr. McAllister voluntarily suspended and terminated accrual of these consulting fees commencing on December 1, 2019. On May 1, 2022, the Company entered into a consulting agreement with President of the Company for $9,500 per month plus goods and services tax ("GST") on a continuing basis.

Other than as set out in this annual report on Form 10-K we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Grants of Plan-Based Awards Table

On October 23, 2015, the Company granted 1,850,000 stock options to directors, officers and consultant of the Company with an exercise price of $0.05 vested immediately, expiring October 23, 2020. 50,000 stock options were cancelled.

On February 4, 2016, the Company granted 100,000 stock options to Advisor of the Board of the Company with an exercise price of $0.05 vested immediately, expiring February 4, 2021.

On January 20, 2017, the Company granted 1,535,000 stock options to directors, officers and consultant of the Company with an exercise price of $0.07 vested immediately, expiring January 20, 2022.

On November 1, 2017, the Company granted 800,000 stock options to a director and consultant of the Company with an exercise price of $0.05, expiring November 2, 2022.

On May 11, 2018, the Company granted 535,000 stock options to a director and consultant of the Company with an exercise price of $0.06, expiring May 11, 2023.

On November 12, 2020 the Company signed Flathead Business Solutions to a 12 month contract for $12,000 and the issuance of 500,000 stock options valid for 5 years at $0.05 cents each.

On December 14, 2020 the Company signed Rodney Blake to a 12 month contract for the issuance of 100,000 stock options valid for 5 years at $0.05 cents each.

On December 14, 2020 the Company signed Albert Clark Rich to a 12 month contract for the issuance of 500,000 stock options valid for 5 years at $0.05 cents each.

On December 14, 2020 the Company issued 500,000 stock options to the CEO of the Company valid for 5 years at $0.05 cents each.

On December 14, 2020 the Company issued 1,000,000 stock options to a Consultant of the Company valid for 5 years at $0.05 cents each.

On February 25, 2020, the Company granted 2,000,000 stock options to a consultant of the Company with an exercise price of $0.02, expiring February 25, 2022.

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On January 28, 2021 the Company signed Mark Snyder to a 12 month contract for $30,000 and the issuance of 2,000,000 stock options valid for 5 years at $0.14 cents each.

On February 4, 2021 the Company signed Barry Brooks to a 12 month contract for the issuance of 100,000 stock options valid for 5 years each at $0.18 cents each.

On February 5, 2021 the Company signed Paul Sandler to a 12 month contract for the issuance of 100,000 stock options valid for 5 years each at $0.18 cents each.

On February 5, 2021 the Company signed Bruce Shellinger to a 12 month contract for the issuance of 100,000 stock options valid for 5 years each at $0.18 cents each.

On February 5, 2021 the Company signed Richard Smith to a 12 month contract for the issuance of 100,000 stock options valid for 5 years each at $0.18 cents each.

On April 27, 2021 the Company signed Michael Cornelius to a 12 month contract for the issuance of 100,000 stock options valid for 5 years at $0.12 cents each.

On May 28, 2021, the Company issued 50,000 stock options to one of the consultants of the Company with an exercise price of $0.12 vested immediately, expiring May 28, 2026.

On June 8, 2021 the Company issued 100,000 common shares as a result of the exercise of 100,000 options exercised at $0.07 per common share.

On September 9, 2021, the Company issued 500,000 stock options to one of the consultants of the Company with an exercise price of $0.08 vested immediately, expiring September 9, 2026.

On December 6, 2021, the Company issued 250,000 stock options to one director of the Company with an exercise price of $0.07 vested immediately, expiring December 6, 2026.

On December 6, 2021, the Company issued 500,000 stock options to one of the consultants of the Company with an exercise price of $0.07 vested immediately, expiring December 6, 2026.

On December 6, 2021, the Company issued 250,000 stock options to one of the consultants of the Company with an exercise price of $0.07 vested immediately, expiring December 6, 2026.

On August 18, 2022, the Company issued 2,000,000 stock options with an exercise price of $0.06 vesting immediately, expiring August 18, 2027. 1,000,000 to the Chief Financial Officer and 500,000 each to two directors of the Company (Note 8).

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Outstanding Equity Awards at Fiscal Year End

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers are set out in the following table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Robert McAllister	500,000 250,000			$0.05 $0.07	2025/12/14 2026/12/06
Allan Spissinger	1,000,000			$0.06	2027/08/18
Kevin Brown	250,000 500,000			$0.06 $0.06	2023/05/11 2027/08/18
John Nelson	500,000			$0.06	2027/08/18

Option Exercises

During our fiscal year ended August 31, 2022, a total of 226,776 (August 31, 2021 - 2,720,000) stock options were exercised resulting in issuance of 113,388 common shares on a cashless basis, valued at $0.02 per each stock option exercised.

Compensation of Directors

Except as otherwise disclosed, we do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

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Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our Company during the last two fiscal years is or has been indebted to our Company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended August 31, 2022

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended August 31, 2022, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years.

Other than as disclosed herein, for the year ended August 31, 2022, our company was not party to any related party transactions.

The related party transactions are recorded at the exchange amount established and agreed to between the related parties.

Employment Agreements

For information regarding compensation for our executive officers and directors, see "Executive Compensation" beginning on page 13 and "Proposal 1" beginning on page 7 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of Davidson & Company LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2023 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of Davidson & Company LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of Davidson & Company LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Davidson & Company LLP are not expected to be present at the Meeting. However, we will provide contact information for Davidson & Company LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2023.

At the Meeting the stockholders will be asked to approve the following resolution:

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RESOLVED THAT the continued appointment of Davidson & Company LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the board.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of Davidson & Company LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2023 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended August 31, 2013 and for fiscal year ended August 31, 2012 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2022	August 31, 2021
Audit Fees	$31,354	36,048
Audit Related Fees
Tax Fees
All Other Fees
Total	$31,354	36,048

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Davidson & Company LLP for the fiscal years ended August 31, 2022 and August 31, 2021 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were no audit related fees paid to Davidson & Company LLP for the fiscal year ended August 31, 2022 and none for the fiscal year ended August 31, 2021.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended August 31, 2022 and August 31, 2021 we did not use Davidson & Company LLP for non-audit professional services or preparation of corporate tax returns.

We do not use Davidson & Company LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Davidson & Company LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

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  approved by our audit committee (which consists of Robert McAllister, John Thomas and Donald Finley who are all directors of our company); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors' independence.

Proposal 3

Amendment to Our Corporation's Articles - Increase Authorized Capital (Common Stock)

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 200,000,000 shares of common stock, $0.001 par value.  On January 12, 2023 our board of directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 500,000,000 shares, par value $0.001 per share:

Proposal No. 3 is solely to approve the Amendment to our Articles of Incorporation to increase our authorized common stock to 500,000,000, par value $0.001.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which will enhance our company's ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders.  Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval.  Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders.  We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock.  Our common shares carry no pre-emptive rights to purchase additional shares.  The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders.  However, our board of directors will have the authority to issue authorized common stock without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations.  To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders.  Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

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We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences.  We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.  In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent stockholders.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock, that will result if Proposal No. 3 is approved.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 3

Proposal 4
Advisory Vote On Executive Compensation
(Say-on-pay vote)

This year, as required by Section 14A of the Exchange Act, we are providing stockholders the opportunity to advise our Board regarding the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, beginning on page 11 of this Proxy Statement.  We urge our stockholders to review these disclosures for further insight into our compensation policies.

The goal of our company's executive officer compensation program is to retain and reward highly qualified, talented leaders who create long term stockholder value. The program is designed to align management's interest with that of stockholders and motivate senior executives to increase our long-term growth and profitability while attempting to minimize risks that could result from compensation decisions. As described in this proxy statement, our board weighs the appropriate mix of compensation elements, including the allocation between cash and equity, for each executive officer to help achieve those objectives. Our Compensation Discussion and Analysis contained in this proxy statement describes our executive compensation program and the decisions made by our board in more detail.

Accordingly, our board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote "FOR" the following resolution:

"RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

As an advisory vote, this proposal is not binding on our board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board, and, accordingly, our board intends to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 4

Proposal 5
Adoption of 2023 Stock Option Plan

The purpose of the 2023 Stock Option Plan (the "2023 Plan") is to secure for our company and our stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to our company who are expected to contribute to our future growth and success.  The 2023 Plan permits grants of options to purchase shares of common stock, $0.001 par value per share, of our company.

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The stock subject to options granted under the 2023 Plan shall be shares of authorized but unissued or reacquired common stock.  The maximum number of shares of common stock of our company which may be issued and sold under the 2023 Plan shall be 31,000,000, subject to adjustment for stock splits or consolidations.

The purchase price per share deliverable upon the exercise of an option granted under the 2023 Plan shall be determined by the board of directors at the time of grant of such option.  Options granted under the 2023 Plan shall expire on such date as determined by the board of directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

Employees, officers and directors of, and consultants or advisors to our company will be eligible to participate in the 2023 Plan. As of the date of this Proxy Statement, there are two officers and three directors, and eleven consultants or advisors to our company. The basis of participation for the issuance of options under the 2023 Plan will be determined from time to time by our board of directors.

Our company has not yet made any determinations on the benefits or amounts that will be received by or allocated from the 2023 Plan.  Under the 2023 Plan, our company has reserved the right and discretion to amend, modify or terminate the 2023 Plan with respect to all options that have not yet been granted.

There would have been no benefits or amounts that would have been received by or allocated to any persons, eligible under the 2023 Plan, for the last completed fiscal year if the plan had been in effect.

Our board of directors has reserved the right, in its absolute discretion, to at any time amend, modify or terminate the 2023 Plan with respect to all optioned shares in respect of options which have not yet been granted hereunder.  Any amendment to any provision of this Plan will be subject to any necessary Regulatory Approvals.

The full text of the proposed 2023 Plan is attached as Schedule "B" to this Proxy Statement.

Our board of directors unanimously recommends a vote "FOR" the adoption of the 2023 Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting, other than elections to office:

"HOUSEHOLDING" OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

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STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of stockholders.  To be eligible for inclusion in our 2024 proxy statement, your proposal must be received by us no later than 120 days before January 11, 2024 and must otherwise comply with Rule 14a-8 under the Exchange Act.  Further, if you would like to nominate a director or bring any other business before the stockholders at the 2024 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before January 11, 2024.  While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2013 meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before the Meeting, we have received no notices from our stockholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission's website at www.sec.gov.  Additional information regarding our company and our business activities is available on the SEDAR website located at www.sedar.com and at our company's website located at http://www.enertopia.com. Our company's financial information is provided in our company's audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

Other Matters

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Robert McAllister
Robert McAllister
Chairman of the Board

February 16, 2023

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Schedule A

ENERTOPIA CORP.

AUDIT COMMITTEE CHARTER

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THE AUDIT COMMITTEE'S CHARTER

The primary function of the audit committee (the "Committee") is to assist the Company's Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company's systems of internal controls regarding finance and accounting and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

• serve as an independent and objective party to monitor the Company's financial reporting and internal control system and review the Company's financial statements;

• review and appraise the performance of the Company's external auditors; and

• provide an open avenue of communication among the Company's auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board of Directors. If the Company ceases to be a "venture issuer" (as that term is defined in National Instrument 52-110), then all of the members of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

If the Company ceases to be a "venture issuer" (as that term is defined in National Instrument 52-110), then all members of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of "financially literate" is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders' meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

DOCUMENTS/REPORTS REVIEW

• review and update this Audit Committee Charter annually; and

• review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

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EXTERNAL AUDITORS

• review annually, the performance of the external auditors who shall be ultimately accountable to the Company's Board of Directors and the Committee as representatives of the shareholders of the Company;

• obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;

• review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

• take, or recommend that the Company's full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;

• recommend to the Company's Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

• recommend to the Company's Board of Directors the compensation to be paid to the external auditors;

• at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company's accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

• review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

• review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

• review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company's external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

o the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided,

o such services were not recognized by the Company at the time of the engagement to be non-audit services, and

o such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

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FINANCIAL REPORTING PROCESSES

• in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;

• consider the external auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

• consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the external auditors and management;

• review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

• following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

• review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

• review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

• review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

• review certification process;

• establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

• establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

OTHER

• review any related-party transactions;

• engage independent counsel and other advisors as it determines necessary to carry out its duties; and

• to set and pay compensation for any independent counsel and other advisors employed by the Committee."

(a) Composition

The Company's Audit Committee is currently comprised of three directors, Robert McAllister, Kevin Brown and John Nelson. As defined in NI 52-110, the Company has two directors, Kevin Brown and John Nelson, who are "independent". Also as defined in NI 52-110, Robert McAllister, Kevin Brown and John Nelson are considered to be "financially literate".

(b) Relevant Education and Experience

The education and experience of each audit committee member that is relevant to the performance of his responsibilities as an audit committee member is as follows:

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Robert McAllister, President, Director

Mr. McAllister was appointed as president in November 2007 and director in April 2008.

Mr. McAllister has devoted approximately 90% of his professional time to the business and intends to continue to devote this amount of time in the future, or more as required.

Mr. McAllister has been a corporate consultant since 2004. He has also provided and written business and investment articles from 1996 to 2006 in various North American publications. Mr. McAllister is a resource investment entrepreneur with over 20 years of experience in resource sector evaluations and commodity cycle analysis.

Kevin Brown, Director

Mr. Brown brings over 18 years of diversified financial and business management experience in private companies, covering the high-tech, mining, and the health and wellness industries. With an investment and business background, Kevin leads his organization: Character Counts Coaching and Consulting. He works with business owners and executives in creating unity and strategy and overcoming the roadblocks towards achieving short and long term goals. Currently Kevin is an asset to many organizations,  being directly involved in mediation, negotiations, and consulting leaders and their teams in developing strategy and execution.  Mr. Brown was a director and audit committee member of CSE listed Enertopia from October, 2015 to December, 2019. And over the past 3yrs has focused his work time as consulting for small businesses. Mr. Browns time commitment is 10% as a director of Enertopia.

John Nelson, Director

Mr. Nelson has over 38 years of resource industry experience in geology and geophysics. He served as an exploration geologist and project manager in numerous worldwide frontier areas for Mobil Oil Corp. including the Central and East African rift basins, before moving to Canada in 1993, where starting out as a consulting geologist. Prior to entering the public sector, Mr. Nelson founded three private companies providing various geophysical services and technology applications to Canadian based oil and mining companies. Mr. Nelson currently performs advisory and various resource asset acquisition services thru his consulting company Tracker Resource Management Ltd. That company has evaluated numerous lithium assets in the U.S., Argentina, Africa and Canada. He holds B.Sc. and M.Sc. Degree's in geology from Michigan State University and is a member of AAPG former APEGGA member.  Mr. Nelson was a board member and on the audit committee for each of the following listed companies Winslow Resources 2001 -2007;  Ceres Capital 2006-2008;  Resource Hunter Capital 200-2007; Dualex Energy Int'l 2007-2011; Lion Energy 2009-2011; Liuyang Fireworks 2009-2015; Diaz Resources 2013;  Tuscany Energy Ltd 2013-2016;  Africa Hydrocarbons 2012-2016. Mr. Nelson's time commitment is 10% as a director of Enertopia.

(c) Audit Committee Oversight

Since the commencement of the Company's most recently completed financial year, the Company's Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

(d) Reliance on Certain Exemptions

Since the commencement of the Company's most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

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(e) Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company's Board of Directors, and where applicable by the Audit Committee, on a case-by-case basis.

(f) External Auditor Service Fees (By Category)

"Audit fees" billed by the Company's external auditor for services provided in auditing the Company's annual financial statements for the subject year. "Audit-related fees" are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of the Company's financial statements. "Tax fees" are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. "All other fees" are fees billed by the auditor for products and services not included in the foregoing categories.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

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Schedule B

ENERTOPIA CORP.

STOCK OPTION PLAN

(the "Plan")

Dated for Reference ______________, 2023

ARTICLE 1

PURPOSE AND INTERPRETATION

Purpose

1.1 The purpose of this Plan will be to advance the interests of Enertopia Corp. (the "Company") by encouraging equity participation in the Company through the acquisition of common shares (the "Shares") of the Company.  It is the intention of the Company that this Plan will at all times be in compliance with the policies (the "CSE Policies") of the Canadian Securities Exchange ("CSE") and any inconsistencies between this Plan and the CSE Policies, whether due to inadvertence or changes in the CSE Policies, will be resolved in favour of the CSE Policies.

Definitions

2.1 In this Plan:

"Affiliate" means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

"Associate" has the meaning assigned by the Securities Act;

"Board" means the board of directors of the Company or any committee thereof duly empowered or authorized to grant options under this Plan;

"CSE" means the Canadian National Stock Exchange;

"CSE Policies" means the rules and policies of the CSE, as amended from time to time;

"Company" means Enertopia Corp. and includes, unless the context otherwise requires, all of its subsidiaries of affiliates and successors according to law;

"Consultant" means an individual or Consultant Company, other than an Employee, Officer or Director that:

(i) provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company or an Affiliate of the Company;

(ii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

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(iii) has a relationship with the Company or an Affiliate that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

"Consultant Company" means for an individual consultant, a company or partnership of which the Person is an employee, shareholder or partner;

"Directors" means the directors of the Company as may be elected from time to time;

"Effective Date" for an Option means the date of grant of the Option by the Board;

"Employee" means:

(i) an individual who is considered an employee under the Income Tax Act (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);

(ii) an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii) an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

"Exercise Price" means the amount payable per Optioned Share on the exercise of an Option, as specified in the Option Commitment relating to such Option and as determined in accordance with the terms of this Plan;

"Expiry Date" means the day on which an Option lapses as specified in the Option Commitment relating to such Option or in accordance with the terms of this Plan;

"Listed Shares" means the number of issued and outstanding Shares of the Company that have been accepted for listing on the CSE, but excluding dilutive securities not yet converted into Listed Shares;

"Management Company Employee" means an individual employed by another Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company;

"Officer" means a duly appointed executive officer of the Company;

"Option" means the right granted under this Plan to a Service Provider to purchase Optioned Shares;

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"Option Commitment" means the notice of grant of an Option delivered by the Company to a Service Provider and substantially in the form of Schedule "A" (as to an Option without vesting provisions) or Schedule "B" (as to an Option with vesting provisions) attached hereto;

"Optioned Shares" means Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

"Optionee" means the recipient of an Option granted under this Plan;

"Person" means a company or an individual;

"Plan" means this Stock Option Plan, the terms of which are set out herein or as may be amended;

"Regulatory Approval" means the approval of the CSE and any other securities regulatory authority that may have lawful jurisdiction over this Plan and any Options granted under this Plan;

"Securities Act" means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time;

"Service Provider" means a Person who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company, of which 100% of the share capital is beneficially owned by one or more Service Providers; and

"Shares" means the common shares of the Company.

ARTICLE 2

STOCK OPTION PLAN

Establishment of Stock Option Plan

2.1 There is hereby established this Plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Shares Issuable under the Plan

2.2 Subject to CSE Policies, the aggregate number of Optioned Shares that may be issuable pursuant to Options granted under this Plan will be 31,000,000 Shares of the Company.

Eligibility

2.3 Options to purchase Optioned Shares may be granted under this Plan to Service Providers from time to time by the Board.

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Options Granted Under this Plan

2.4 All Options granted under this Plan will be evidenced by an Option Commitment substantially in the forms attached hereto as Schedule "A" or Schedule "B", showing the number of Optioned Shares, the term of the Option, the Exercise Price and a reference to vesting terms, if any.

2.5 Subject to specific variations approved by the Board, all terms and conditions set out in this Plan will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Options Not Exercised

2.6 In the event an Option granted under this Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issue.

Powers of the Board

2.7 The Board will be responsible for the general administration of this Plan and the proper execution of its provisions, the interpretation of this Plan and the determination of all questions arising hereunder.  Without limiting the generality of the foregoing, the Board has the power to:

 (a) allot Shares for issuance in connection with the exercise of Options;

 (b) grant Options under this Plan;

(c) subject to Regulatory Approval, amend, suspend, terminate or discontinue this Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of this Plan will, without the written consent of all Optionees, alter or impair any Option previously granted under this Plan unless as a result of a change in CSE Policies; and

(d) delegate all or such portion of its powers under this Plan as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of this Plan so delegated to the same extent as the Board is hereby authorized so to do; and

(e) may in its sole discretion amend this Plan (except for previously granted and outstanding Options), pursuant to paragraph 5.8.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1 The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, unless otherwise permitted under CSE Policies, cannot be less than the greater of the closing market price of the Listed Shares on (a) the trading day immediately prior to the date of grant of the Option; and (b) the date of grant of the Option.

Term of Option

3.2 An Option can be exercisable for a maximum of five (5) years from the Effective Date.

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3.3 Subject to paragraph 3.2, the term of an Option will be set by the Board at the time such Option is granted under this Plan.

Option Amendment

3.4 Unless otherwise permitted under CSE Policies, the terms of an Option may not be amended after the Option is granted.

Vesting of Options

3.5 Vesting of Options is at the discretion of the Board and will generally be subject to:

(a) the Service Provider remaining employed by or continuing to provide services to the Company or any of its subsidiaries and Affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its subsidiary or Affiliate during the vesting period; or

(b) remaining as a Director of the Company or any of its subsidiaries or Affiliates during the vesting period.

Optionee Ceasing to be a Service Provider

3.6 The Option will expire immediately at such time as and no Option may be exercised after the Service Provider has left his or her employment/office or has been advised that his or her services are no longer required or that his or her service contract has expired, except as follows:

(a) in the case of the death of an Optionee, any vested Option held by him or her at the date of death will become exercisable by the Optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b) Options granted to an Optionee may be extended for such time period as the Board may determine but only to the extent that such Options were vested in the Optionee at the date the Optionee ceased to be so employed or provide services to the Company; and

(c) in the case of an Optionee being dismissed from employment or service for cause, such Optionee's Options, whether or not vested at the date of dismissal, will immediately terminate without right to exercise same.

Non-Assignable

3.7 Subject to paragraph 3.6(a), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Adjustment of the Number of Optioned Shares

3.8 The number of Shares subject to an Option will be subject to adjustment in the event and in the manner following:

(a) in the event of a subdivision of Shares as constituted on the date of this Plan, at any time while an Option is in effect, into a greater number of Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefore;

Page | 32

(b) in the event of a consolidation of the Shares as constituted on the date of this Plan, at any time while an Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from the consolidation;

(c) in the event of any change of the Shares as constituted on the date of this Plan, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such change;

(d) in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof.  The subdivision or consolidation of Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this sub-paragraph 3.8(d);

(e) an adjustment will take effect at the time of the event giving rise to the adjustment and the adjustments provided for in this paragraph are cumulative;

(f) the Company will not be required to issue fractional shares in satisfaction of its obligations under this Plan.  Any fractional interest in a Share that would, except for the provisions of this sub-paragraph 3.8(f), be deliverable upon the exercise of an Option will be cancelled and will not be deliverable by the Company; and

(g) if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this paragraph 3.8, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of Chartered Accountants in Vancouver, British Columbia (or in the city of the Company's principal executive office) that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

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ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1 Upon grant of an Options pursuant to this Plan, an authorized Director or Officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to this Plan and have the right to purchase the Optioned Shares at the Exercise Price set out in such Option Commitment, subject to the terms and conditions of this Plan.

Manner of Exercise

4.2 An Optionee who wishes to exercise his or her Option may do so by delivering to the Company:

(a) a written notice specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b) cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired.

Delivery of Certificate and Hold Periods

4.3 As soon as practicable after receipt of the notice of exercise described in paragraph 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares.  Such certificate will bear a legend stipulating any resale restrictions required under applicable securities laws.

Withholding

4.4 As a condition of and prior to participation in the Plan, each Optionee authorizes the Company to withhold from any amount otherwise payable to him or her any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of his or her participation in the Plan.  The Company will also have the right in its discretion to satisfy any such liability for withholding or other required deduction amounts by retaining or acquiring any Optioned Shares, or retaining any amount payable, which would otherwise be issued or delivered, provided or paid to an Optionee under the Plan.  The Company may require an Optionee, as a condition to exercise of an Option to pay or reimburse the Company for any such withholding or other required deduction amounts related to the exercise of Options.

ARTICLE 5

GENERAL

Employment and Services

5.1 Nothing contained in this Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee's office, employment or service at any time pursuant to the arrangements pertaining to same.  Participation in this Plan by an Optionee will be voluntary.

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No Representation or Warranty

5.2 The Company makes no representation or warranty as to the future market value of Optioned Shares issued in accordance with the provisions of this Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Optioned Shares issuable thereunder or the tax consequences to a Service Provider.  Compliance with applicable securities laws as to the disclosure and resale obligations of each Optionee is the responsibility of such Optionee and not the Company.

No Rights as Shareholder

5.3 No Optionee will have any of the rights as a shareholder of the Company in respec6t of the Optioned Shares subject to an Option until such Optioned Shares have been paid for in full and issued.

No Prohibition on Other Arrangements

5.4 Nothing contained in this Plan will prevent the Company or any of its Affiliates from adopting or continuing in effect other compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

Interpretation

5.5 The validity, construction and effect of this Plan, the grants of Options, the issue of Optioned Shares, any rules and regulations relating to this Plan and any Option Commitment, and all determinations made and actions taken pursuant to this Plan, will be governed and construed in accordance with the laws of the Province of British Columbia.

5.6 If any provision of this Plan or any Option Commitment is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Option, or would disqualify this Plan or any Option under any law deemed applicable by the Board, such provision will be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Option, such provision will be stricken as to such jurisdiction, person, or Option and the remainder of this Plan and any such Option Commitment will remain in full force and effect.

5.7 Headings are given to the sections and paragraphs of this Plan solely as a convenience to facilitate reference.  Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

Amendment of this Plan

5.8 The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate this Plan with respect to all Optioned Shares in respect of Options which have not yet been granted hereunder.  Any amendment to any provision of this Plan will be subject to any necessary Regulatory Approvals.

Effective Date

5.9 This Plan will become effective upon being adopted by the Board.

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SCHEDULE "A"

ENERTOPIA CORP.

STOCK OPTION PLAN DATED _________________, 2023

OPTION COMMITMENT

[No Vesting Provision]

Notice is hereby given that, effective this ______________ day of _____________________________, 20___ (the "Effective Date"), ENERTOPIA CORP. (the "Company") has granted to                                                                                                                                                     (the "Service Provider") an Option to acquire                                                         Shares (the "Optioned Shares") until 4:30 p.m. (Vancouver Time) on the ____ day of                                                         , 20___ (the "Expiry Date") at an exercise price (the "Exercise Price") of $_____ per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company's Stock Option Plan dated ______________, 2023, (the "Plan") the terms and conditions of which are hereby incorporated.

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the Company's transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE]                                                                       of the Company, entitled to receive Options under CSE Policies.

ENERTOPIA CORP.

_________________________________
Authorized Signatory

By signature hereunder,              [Service Provider]           hereby acknowledges receipt of this Option Commitment and hereby consents to the Company's collection, use and disclosure of his/her personal information for the purposes of the Company's grant of the Option evidenced by this Option Commitment.                              [Service Provider]              further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company,                             [Service Provider]              hereby expressly consents to such disclosure.

___________________________________
[Service Provider]

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SCHEDULE "B"

ENERTOPIA CORP.

STOCK OPTION PLAN DATED _______________, 2023

OPTION COMMITMENT

[Vesting Provisions]

Notice is hereby given that, effective this ______________ day of _____________________________, 20___ (the "Effective Date"), ENERTOPIA CORP. (the "Company") has granted to                                                                                                                                                     (the "Service Provider") an Option to acquire                                                         Shares (the "Optioned Shares") until 4:30 p.m. (Vancouver Time) on the ____ day of                                                         , 20___ (the "Expiry Date") at an exercise price (the "Exercise Price") of $_____ per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company's Stock Option Plan dated ______________, 2023, (the "Plan") the terms and conditions of which are hereby incorporated.

Optioned Shares will vest as follows:

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the Company's transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE]                                                                       of the Company, entitled to receive Options under CSE Policies.

ENERTOPIA CORP.

_________________________________
Authorized Signatory

By signature hereunder,              [Service Provider]           hereby acknowledges receipt of this Option Commitment and hereby consents to the Company's collection, use and disclosure of his/her personal information for the purposes of the Company's grant of the Option evidenced by this Option Commitment.                              [Service Provider]              further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company,                             [Service Provider]              hereby expressly consents to such disclosure.

___________________________________
[Service Provider]

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Proxy

ANNUAL MEETING  OF STOCKHOLDERS OF ENERTOPIA CORP. (the "Company") TO BE HELD at SUITE 501, 3292 PRODUCTION WAY, BURNABY, BC, CANADA, V5A 4R4 on March 22, 2023, at 10:00 A.M. (PACIFIC TIME)

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints Robert McAllister, a Director of the Company, or failing this person, ______________, a Director of the Company, or, in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

PROPOSAL 1: Election of Directors:

a) Robert McAllister	FOR	☐	WITHHELD	☐

b) Kevin Brown	FOR	☐	WITHHELD	☐

c) John Nelson	FOR	☐	WITHHELD	☐

PROPOSAL 2: To ratify the appointment of Davidson & Company LLP as our company's independent public accounting firm for the fiscal year ending August 31, 2023	FOR	☐	AGAINST	☐

PROPOSAL 3: To approve an increase in the authorized share capital of our company	FOR	☐	AGAINST	☐

PROPOSAL 4: Advisory Vote on the compensation of our company's named executive officers	FOR	☐	AGAINST	☐

PROPOSAL 5: To approve the adoption of our company's 2023 stock option plan	FOR	☐	AGAINST	☐

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Nevada Agency and Transfer Company.

4. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers at the Meeting before the Meeting begins.

5. A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do one of the following:

(a) appoint one of the management proxyholders named on this Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Stockholder with respect to a resolution set out herein, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified with respect to the matters to be voted on at the Meeting, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes by proxy.

To be represented at the Meeting, this Instrument of Proxy must be received by Nevada Agency and Transfer Company no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

7. VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week:  If a SECURITY CODE appears on the face of this Instrument of Proxy in the address box (see example below) and a Proxy Code, you can complete internet voting at https//stocktransfersolo.com/vote

Example:	123456 9999 1000 123F45K JOHN DOE 123 MAIN STREET CALGARY AB T1A 1A1	o 123F45K would be your SECURITY CODE

Nevada Agency and Transfer Company

Proxy Department, 50 West Liberty Street, Suite 880, Reno, Nevada  89501

Telephone:  (775) 322-0626    Facsimile: (775) 322-5623

Do not mail the printed Instrument of Proxy if you have voted via the Internet